UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

LIGHTSTONE VALUE PLUS REIT V, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53650	20-8198863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701
(Address of principal executive offices) (Zip Code)

(732) 367-0129
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 13, 2026, Lightstone Value Plus REIT V, Inc. (the “Company”) convened its 2026 annual meeting of stockholders (the “Annual Meeting”). Not enough stockholders were present in person or by proxy to form a quorum, and the Annual Meeting was adjourned without electing nominees to the board of directors for the ensuing year, until their successors are elected and qualify.

The Company intends to reconvene the Annual Meeting on September 10, 2026, at 9:30 a.m. ET to consider and vote upon the proposal to elect directors.

The record date for the determination of stockholders of the Company entitled to vote at the adjourned Annual Meeting will remain the close of business on May 15, 2026. No changes have been made to the proposal stockholders will vote on at the reconvened Annual Meeting. Stockholders who have previously submitted their proxy or otherwise voted and do not want to change their vote do not need to take any action. Stockholders may cast their votes by following instructions set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”), which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 1, 2026, and is available on the SEC’s website at www.sec.gov.

Important Information

This document may be deemed solicitation material in respect of the Annual Meeting to be reconvened and held on September 10, 2026. In connection with the Annual Meeting, the Company filed a Proxy Statement with the SEC and a proxy card for the solicitation of proxies for the Annual Meeting. The Proxy Statement contains important information about the matter to be voted on at the Annual Meeting. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. Stockholders may obtain free copies of these documents and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, stockholders may obtain free copies of these documents from the Company by contacting us at the following address: Lightstone Value Plus REIT V, Inc., P.O. Box 219002, Kansas City, Kansas, 64121, and by telephone at (844) 808-7348.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REIT V, INC.

Dated: August 18, 2026	By:	/s/ Terri Warren Reynolds
Terri Warren Reynolds
General Counsel & Senior Vice President